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                                                                   EXHIBIT 10.31

                         SECOND AMENDMENT AND SUPPLEMENT
                              TO SECURITY AGREEMENT

                           Great Lakes Aviation, Ltd.


         THIS SECOND AMENDMENT AND SUPPLEMENT TO SECURITY AGREEMENT Great Lakes Aviation, Ltd. is entered into as of June 29, 2001 (the "Agreement"), by and between Great Lakes Aviation, Ltd. as debtor (the "Debtor"), and Raytheon Aircraft Credit Corporation as secured party (the "Secured Party");

                                   WITNESSETH:

         WHEREAS, Debtor and Secured Party are parties to an existing security agreement as previously amended from time to time which is described and defined on Exhibit "A" attached hereto and referred to as the Security Agreement";

         WHEREAS, the Security Agreement encumbers various aircraft parts and other collateral collectively described herein as the "Collateral";

         WHEREAS, as of this date, Debtor has executed a new Promissory Note (the "New Note") in the principal amount of Eight Million Seven Hundred Eighty-Six Thousand Seven Hundred and Seventy-Eight and No/i 00 Dollars ($8,786,778.00) in favor of Secured Party;

         WHEREAS, the parties, by this amendment, intend to include a current listing of all Collateral relating to Debtor's obligations under the New Note as well as any and all other indebtedness owed by Debtor to Secured Party, which Collateral shall be described and defined on Exhibit "B" attached hereto at the locations described in the Security Agreement;

         WHEREAS, the parties intend by this instrument to amend the Security Agreement as of June 29, 2001, to specifically reflect that the Security Agreement secures payment of the Debtor's obligations under the New Note in addition to any and all other indebtedness owed by Debtor to Secured Party (whether now existing or hereafter arising), as well as any renewals, extensions or changes in the form of said obligations or indebtedness;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. Debtor and Secured Party hereby amend and supplement the New Security Agreement to include a current list of all Collateral, including the locations described in the Security Agreement, as more fully described on Exhibit "B" hereto and to confirm that the Collateral maintained at all locations IS and HAS been subject to the lien of the Security Agreement and Debtor hereby grants to Secured Party a security interest in all of the Collateral;

2. Debtor certifies that it remains an air carrier holding a certificate issued under 49 U.S.C.ss. 44705, and that the Collateral described on Exhibit "B" hereto is maintained by or on behalf of the Debtor at the locations specified in the Security Agreement. All of the

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         Collateral will at all times and until installed or used (in the ordinary course of Debtor's business) in an aircraft belonging to or leased by Debtor, be located and stored at Debtor's facilities or hangars at the locations listed in the Security Agreement. Debtor shall not warehouse, inventory or store any of the Collateral at any other location without first obtaining the written consent of Secured Party and without first executing and filing with the FAA Registry a certificate pursuant to applicable sections of the Code of Federal Regulations evidencing such change of location and such other documents as may be required by Secured party;

3. Debtor confirms that the Security Agreement secures payment of the Debtor's obligation under the New Note, dated June 29, 2001, in addition to any and all other indebtedness owed by Debtor to Secured Party (whether now existing or hereafter arising), as well as any renewals, extensions or changes in the form of said obligations or indebtedness, and the Debtor and Secured Party hereby amend the Security Agreement to reflect the same;

4. Debtor and agent further request that the FAA record this amendment against the locations and Collateral;

5. The Security Agreement as previously amended from time to time remains in full force and effect.

         THIS SECOND AMENDMENT AND SUPPLEMENT TO SECURITY AGREEMENT Great Lakes Aviation, Ltd. may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

GREAT LAKES AVIATION, LTD.               RAYTHEON AIRCRAFT CREDIT
                                         CORPORATION

By: ______________________________       By: ___________________________________
Print Name: ______________________       Print Name: ___________________________
Title: ___________________________       Title: ________________________________

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